UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2019

HARTMAN vREIT XXI, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-207711	38-3978914
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft, Suite 420, Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Spectrum Building

Report of Independent Registered Public Accounting Firm.

Statement of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2018 (unaudited) and the Year Ended December 31, 2017.

Notes to the Statement of Revenues Over Certain Operating Expenses.

(b)	Pro Forma Financial Information

Hartman vREIT XXI, Inc. and Subsidiaries

Summary of Unaudited Pro Forma Consolidated Information.

Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017.

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2017.

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2018.

Notes to the Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2018.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Hartman vREIT XXI, Inc. and Subsidiaries

Opinion on the Financial Statement

We have audited the accompanying statement of revenues over certain operating expenses for the year ended December 31, 2017 and the related notes (collectively referred to as the financial statement) for the Spectrum Building, purchased by Hartman vREIT XXI, Inc. and Subsidiaries (the Company). In our opinion, the financial statement presents fairly, in all material respects, the revenues over certain operating expenses for the year ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the entity’s management. Our responsibility is to express an opinion on the entity’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to Hartman vREIT XXI, Inc. and Subsidiaries in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. Hartman vREIT XXI, Inc. and Subsidiaries is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Hartman vREIT XXI, Inc. and Subsidiaries) as described in Note 2 to the financial statement and is not intended to be a complete presentation of the Spectrum Building’s revenues and expenses.

We have served as the Company's auditor since 2015.

/s/ Weaver and Tidwell, L.L.P.

WEAVER AND TIDWELL, L.L.P.

Houston, Texas
March 12, 2019

SPECTRUM BUILDING
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Nine Months Ended September 30, 2018	Year Ended December 31, 2017
(Unaudited)
Revenues:
Rental income	$ 2,594,389	$ 3,380,645
Tenant reimbursements and other	355,595	443,133
Total revenues	$ 2,949,984	$ 3,823,778

Certain operating expenses:
Operating, maintenance and management	$ 1,206,652	$ 1,677,424
Real estate taxes and insurance	387,505	464,953
Total certain operating expenses	$ 1,594,157	$ 2,142,377

Revenues over certain operating expenses	$ 1,355,827	$ 1,681,401

See accompanying notes to statements of revenues over certain operating expenses.

SPECTRUM BUILDING
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

1.  DESCRIPTION OF REAL ESTATE PROPERTY
On December 27, 2018, Hartman vREIT XXI, Inc. (the “Company”), through Hartman Spectrum, LLC, or “Spectrum LLC” a wholly-owned subsidiary of our operating partnership, acquired a fee simple interest in a 10 story multi-tenant, office property commonly known as the Spectrum Building, containing approximately 175,390 square feet of office space and located in north central San Antonio, Texas.
The Spectrum Building was built in 1986. As of September 30, 2018, the Spectrum Building is 87.68% occupied by 12 tenants.

Spectrum LLC acquired the Spectrum Building from an unrelated third-party seller at auction, for a purchase price of $16,537,500, exclusive of closing costs but including a 5% auction premium.  Spectrum LLC financed the acquisition of the Spectrum Building with (1) proceeds from the Company’s ongoing public offering and (2) proceeds from the Company’s secured bank credit facility.

An acquisition fee of approximately $413,438 was earned by Hartman XXI Advisors LLC, our affiliated external advisor, in connection with the purchase of the Spectrum Building.

Three tenants occupy more than 10% of the Spectrum Building. Oracle America, Inc., HDR Engineering, Inc. and Corporate Travel Planners, Inc., occupy approximately 69% of the Spectrum Building and account for approximately 80% of the current annual base rent, as of September 30, 2018.

2.  BASIS OF PRESENTATION
The accompanying Statements of Revenues over Certain Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X, promulgated by the Securities and Exchange Commission, and is not intended to be a complete presentation of the Spectrum Building’s revenues and expenses.  The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenue and certain operating expenses during the reporting period.  Excluded items include interest, depreciation and amortization, and certain general and administrative expenses. Actual results may differ from those estimates.

The Historical Summary for the nine months ended September 30, 2018 and the year ended December 31, 2017 have been prepared in accordance with accounting principles generally accepted in the United States; however, they do not include all of the information and footnotes required for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included.

3.  SIGNIFICANT ACCOUNTING POLICIES
Revenue
Leases are accounted for as operating leases and under the terms of the respective leases. Certain leases may provide for tenant occupancy during periods for which no rent is due and/or for increases or decreases in the minimum lease payments over the term of the leases. Rental income is recognized on a straight-line basis over the terms of the individual leases.  Revenue recognition under a lease begins when the tenant takes possession of or controls the physical use of the leased space.  Cost recoveries from tenants are included in tenant reimbursements and other revenues in the period the related costs are incurred.

ASU 2014-09, "Revenue from Contracts with Customers," (“ASU 2014-09”) amended the guidance for revenue recognition to eliminate the industry-specific revenue recognition guidance and replace it with a principle-based approach for determining revenue recognition. ASU 2014-09 is effective January 1, 2018. Spectrum Building revenue is primarily derived from leasing activities, which is specifically excluded from ASU 2014-09. Other revenue is comprised of tenant reimbursements for real estate taxes, insurance, common area maintenance, and operating expenses. Reimbursements from real estate taxes and certain other expenses are not included withing the scope of ASU 2014-09. Other income includes parking fee income. Parking fees are recognized as income when received. Management believes that the effect, if any, of adopting ASU 2014-09 on the accompanying statements of revenues over certain operating expenses is not material.

Certain Operating Expenses
Certain operating expenses include those expenses expected to be comparable to the proposed future operations of the Spectrum Building. Repairs and maintenance are charged to operations as incurred.  Expenses such as depreciation and amortization are excluded from the accompanying Historical Summary.

4.  FUTURE MINIMUM LEASE INCOME
The weighted average remaining lease terms for the tenant occupying the Spectrum Building was approximately 2.5 years as of September 30, 2018.  Minimum rents to be received from the tenants under non-cancellable operating leases, exclusive of tenant expense reimbursements, as of September 30, 2018 were as follows:

Minimum Future Rents
Three months ended December 31, 2018	$858,612
Year ended December 31, 2019	3,366,566
Year ended December 31, 2020	3,165,526
Year ended December 31, 2021	2,670,395
Year ended December 31, 2022	310,621
Thereafter	2,482
Total	$10,374,202

5.  COMMITMENTS AND CONTINGENCIES
Litigation
Spectrum LLC may be subject to legal claims in the ordinary course of business as a property owner.  The Company believes that the ultimate settlement of any potential claims will not have a material impact on the Spectrum LLC’s results of operations.

Environmental Matters
In connection with the ownership and operation of real estate, the Company may be potentially liable for costs and damages related to environmental matters. the Company has not been notified by any governmental authority of any non-compliance, liability, or other claim, and the Company is not aware of any other environmental condition that they believe will have a material adverse effect on the Spectrum Building’s results of operations.

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On December 27, 2018, Hartman vREIT XXI, Inc. (the “Company”), through Hartman Spectrum, LLC, or “Spectrum LLC” a wholly-owned subsidiary of our operating partnership, acquired a fee simple interest in a 10 story multi-tenant, office property commonly known as the Spectrum Building, containing approximately 175,390 square feet of office space and located in north central San Antonio, Texas. Spectrum LLC acquired the Spectrum Building from an unrelated third-party seller at auction, for a purchase price of $16,537,500, exclusive of closing costs but including a 5% auction premium.  Spectrum LLC financed the acquisition of the Spectrum Building with (1) proceeds from the Company’s ongoing public offering and (2) proceeds from the Company’s secured bank credit facility.

The following pro forma information should be read in conjunction with the balance sheet of the Company as of December 31, 2017 and September 30, 2018, and the related statements of operations, equity, and cash flows for the year ended December 31, 2017 and for the nine months ended September 30, 2018 and the notes thereto contained in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2017 filed with the SEC on April 6, 2018 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 filed with the SEC on November 16, 2018.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2018 and for the year ended December 31, 2017 have been prepared to give effect to the acquisition of the Spectrum Building, based on the revenues and certain operating expenses presented in the Historical Summary, as if the acquisition occurred on January 1, 2017.  In the opinion of management, no other pro forma adjustments are required.
These unaudited pro forma consolidated financial statements are prepared for information purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Spectrum Building occurred on January 1, 2017.

HARTMAN vREIT XXI, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2017
		Pro Forma Adjustments
	Hartman vREIT XXI, Inc. (a)	Spectrum Building (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 658,374	$ 3,380,645	$ -		$ 4,039,019
Tenant reimbursements and other revenues	259,770	443,133	-		702,903
Total revenues	918,144	3,823,778	-		4,741,922

Expenses
Property operating expenses	201,521	1,677,424	-		1,878,945
Asset management fees	50,231	-	124,031	(c)	174,262
Organization and offering costs	1,074,421	-	-		1,074,421
Real estate taxes and insurance	160,895	464,953	-		625,848
Depreciation and amortization	402,855	-	937,656	(d)	1,340,511
General and administrative	139,402	-	-		139,402
Interest expense	147,890	-	446,513	(e)	594,403
Total expenses	2,177,215	2,142,377	1,508,200		5,827,792
Loss from operations	(1,259,071)	1,681,401	(1,508,200)		(1,085,870)
Equity in losses of unconsolidated entities	(270,901)				(270,901)
Net loss attributable to non-controlling interest	(5,400)				(5,400)
Loss on remeasurement	(2,194)				(2,194)
Net (loss) income attributable to Hartman vREIT XXI, Inc.	$ (1,537,566)	$ 1,681,401	$ (1,508,200)		$ (1,364,365)
Basic and diluted loss per common share:
Net loss attributable to common stockholders	$ (1.44)				$ (1.28)
Weighted average number of common shares outstanding, basic and diluted	1,069,005				1,069,005

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN vREIT XXI, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)	Historical financial information for the year ended December 31, 2017 is derived from the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2017.

(b)	Represents items of revenue and certain operating expenses for the Spectrum Building for the year ended December 31, 2017, as if the Company owned Spectrum Building effective January 1, 2017.

(c)	Represents pro forma asset management fees payable to Hartman Advisors LLC, at the rate of 0.75% per annum multiplied by the $16,537,500 acquisition cost.

(d)	Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation. The Company’s actual final purchase price allocation may be different.

(e)
Pro forma interest expense assumes the $8,268,750 acquisition indebtedness incurred in connection with the Spectrum Building purchase was effective January 1, 2017 with an annual interest only rate of 5.40% per annum.

HARTMAN vREIT XXI, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2018
		Pro Forma Adjustments
	Hartman vREIT XXI, Inc. (a)	Spectrum Building (b)	Adjustments and eliminations		Pro Forma Total
Revenues
Rental revenues	$ 929,912	$ 2,594,389	$ -		$ 3,524,301
Tenant reimbursements and other revenues	206,754	355,595	-		562,349
Total revenues	1,136,666	2,949,984	-		4,086,650

Expenses
Property operating expenses	284,406	1,206,652	-		1,491,058
Asset management fees	60,386	-	93,023	(c)	153,409
Organization and offering costs	110,428	-	-		110,428
Real estate taxes and insurance	218,056	387,505	-		605,561
Depreciation and amortization	552,246	-	703,242	(d)	1,255,488
General and administrative	248,191	-	-		248,191
Interest expense	225,028	-	334,884	(e)	559,912
Total expenses	1,698,741	1,594,157	1,131,149		4,424,047
Loss from operations	(562,075)	1,355,827	(1,131,149)		(337,397)
Equity in losses of unconsolidated entities	(396,979)				(396,979)
Net (loss) income attributable to Hartman vREIT XXI, Inc.	$ (959,054)	$ 1,355,827	$ (1,131,149)		$ (734,376)
Basic and diluted loss per common share:
Net loss attributable to common stockholders	$ (0.40)				$ (0.31)
Weighted average number of common shares outstanding, basic and diluted	2,384,200				2,384,200

See accompanying notes to unaudited pro forma consolidated statement of operations.

HARTMAN vREIT XXI, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(a)	Historical financial information for the nine months ended September 30, 2018 is derived from the Company’s Form 10-Q for nine months ended September 30, 2018.

(b)	Represents items of revenue and certain operating expenses for the Spectrum Building for the nine months ended September 30, 2018.

(c)	Represents pro forma asset management fees payable to Hartman Advisors LLC, at the rate of 0.75% per annum multiplied by the $16,537,500 acquisition cost.

(d)	Pro forma depreciation and amortization expense are based on the Company’s initial purchase price allocation. The Company’s actual final purchase price allocation may be different.

(e)
Pro forma interest expense assumes the $8,268,750 acquisition indebtedness incurred in connection with the Spectrum Building purchase was effective January 1, 2017 with an annual interest only rate of 5.40% per annum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN vREIT XXI, INC.
(Registrant)
Date: March 12, 2019	By:	/s/ Louis T. Fox, III
Louis T. Fox, III
Chief Financial Officer
___________________________________________________________________